UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

APA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40144	86-1430562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2000 W Sam Houston Pkwy S, Suite 200
Houston, Texas 77042-3643
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange
	Symbol(s)	on which registered
Common Stock, $0.625 par value	APA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders
At the annual meeting of shareholders of APA Corporation (the “Company”) held on May 22, 2025, there were 361,441,463 shares of the Company’s common stock, par value $0.625 per share, eligible to vote, of which 315,519,427 shares, or approximately 87%, were voted. The matters voted upon, the number of votes cast for or against, and the number of abstentions and broker non-votes, each rounded to the nearest whole share, were as stated below.

Proposals 1–11 — Election of Directors. The following nominees for directors were elected to serve one-year terms expiring at the 2026 annual meeting of shareholders by the majority of shares voted, excluding abstentions and broker non-votes.

Nominee	For	Against	Abstentions	Broker Non-Votes
Annell R. Bay	264,226,754	18,006,852	606,970	32,678,851
Matthew R. Bob	275,442,991	6,798,370	599,216	32,678,851
John J. Christmann IV	273,601,207	8,647,671	591,698	32,678,851
Juliet S. Ellis	264,179,362	17,833,294	827,920	32,678,851
Kenneth M. Fisher	280,162,637	2,079,393	598,547	32,678,851
Charles W. Hooper	278,162,166	3,947,926	730,485	32,678,851
Chansoo Joung	267,511,827	14,721,684	607,065	32,678,851
H. Lamar McKay	272,380,786	9,688,523	771,268	32,678,851
Peter A. Ragauss	273,388,480	8,839,070	613,027	32,678,851
David L. Stover	278,424,724	3,813,863	601,988	32,678,851
Anya Weaving	274,885,711	7,120,778	834,086	32,678,851

Proposal 12 — Ratification of Appointment of Independent Auditor. The appointment of Ernst & Young LLP as the Company’s independent auditor for fiscal year 2025 was ratified by the majority of shares voted, excluding abstentions and broker non-votes.

For	Against	Abstentions	Broker Non-Votes
308,483,531	6,368,358	667,537	—

Proposal 13 — Non-Binding Advisory Vote on Executive Compensation. In a non-binding advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s 2025 proxy statement (commonly known as “say on pay”), the compensation of the Company’s named executive officers was approved by the majority of shares voted, excluding abstentions and broker non-votes.

For	Against	Abstentions	Broker Non-Votes
236,063,201	45,671,250	1,106,125	32,678,851

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APA CORPORATION

Dated:	May 28, 2025	By:	/s/ John D. Montanti
John D. Montanti
Corporate Secretary